SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-ENVIROSOURCE, INC

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 9/21/99          250,000-             .5100
                                 9/08/99            5,000              .7500
                                 9/08/99           10,000-             .7500
          GABELLI INTERNATIONAL LTD
                                 9/21/99          250,000              .5100
          GAMCO INVESTORS, INC.
                                 9/22/99           15,000-             .4500
                                 9/20/99           10,000-             .5100
                                 9/17/99           10,000-             .5000
                                 9/17/99           10,000-             .5100
                                 9/17/99           10,000              .5000
                                 9/15/99           20,000-             .4000
                                 9/13/99            2,500-             .5100
                                 9/10/99           17,500-             .5325
                                 9/01/99            1,300-            1.3125
                                 8/30/99            5,000             1.5000
                                 8/30/99              400-            1.4375
                                 8/26/99            5,700             1.5000
                                 8/25/99            4,300             1.4760
          GABELLI FUNDS, LLC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/13/99           42,500-             .4550
                                 9/09/99            2,500-             .7500
               THE GABELLI ASSET FUND
                                 9/13/99           42,500              .4550


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.


          (2) PRICE EXCLUDES COMMISSION.